UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

AIKIDO PHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AIKI	The Nasdaq Capital Market

Item 5.07.           Submission of Matters to a Vote of Security Holders.

                On November 17, 2020, AIkido Pharma Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders (i) approved a proposal to amend the Company’s Amended and Restated Bylaws to divide the Board of Directors of the Company (the “Board”) into three classes: Class I, Class II and Class III, with the directors in Class I being elected for a term expiring at the 2021 annual meeting of stockholders, the directors in Class II being elected for a term expiring at the 2022 annual meeting of stockholders, and the directors in Class III being elected for a term expiring at the 2023 annual meeting of stockholders; (ii) elected Robert J. Vander Zanden and Tim S. Ledwick to serve as Class I directors of the Company, Anthony Hayes and Robert Dudley to serve as Class II directors of the Company and Gregory James Blattner and Paul LeMire to serve as Class III directors of the Company; (iii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iv) approved, on a non-binding, advisory basis, the Company’s executive compensation; and (v) approved an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000 shares.

Stockholders of record at the close of business on September 24, 2020 were entitled to one vote for each share of common stock, ten/nineteenths votes per share of Series D Convertible Preferred Stock (as converted, one vote for each of 2,487 shares of common stock) and ten/nineteenths votes per share of Series D-1 Convertible Preferred Stock (as converted, one vote for each of 439 shares of common stock) held.  On September 24, 2020, there were 34,920,219 shares of common stock issued and outstanding, 4,725 shares of Series D Convertible Preferred Stock issued and outstanding and 834 shares of Series D-1 Convertible Preferred Stock issued and outstanding, of which 21,074,252 were represented at the Meeting, or approximately 60% of the total outstanding, which was sufficient to constitute a quorum.

Set forth below are the final voting results for each of the proposals:

Proposal No. 2 – Approval of an amendment to the Company’s Amended and Restated Bylaws to divide the Board into three classes

The proposed amendment to the Company’s Amended and Restated Bylaws to divide the Board into three classes was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,429,989	2,723,682	302,294	12,618,287

Proposal No. 3 – Election of directors

Robert J. Vander Zanden and Tim S. Ledwick were elected to serve as Class I directors of the Company for a term expiring at the 2021 annual meeting of stockholders or until their successors are elected and qualified, Anthony Hayes and Robert Dudley were elected to serve as Class II directors of the Company for a term expiring at the 2022 annual meeting of stockholders or until their successors are elected and qualified, and Gregory James Blattner and Paul LeMire were elected to serve as Class III directors of the Company for a term expiring at the 2021 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Vander Zanden	7,182,488	1,273,477	-
Anthony Hayes	6,968,901	1,487,064	-
Tim S. Ledwick	7,203,023	1,252,942	-
Robert Dudley	7,315,942	1,140,023	-
Gregory James Blattner	7,186,093	1,269,872	-
Paul LeMire	7,299,245	1,156,720	-

Proposal No. 4 – Ratification of the appointment of independent registered public accounting firm

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,402,384	2,042,778	629,090	-

Proposal No. 5 – Approval, by non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,882,699	3,240,333	332,933	12,618,287

Proposal No. 6 – Approval of an amendment to the 2014 Plan to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000 shares

The proposed amendment to the 2014 Plan to increase the number of shares of common stock authorized to be issued thereunder was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,398,535	3,702,262	355,168	12,618,287

With respect to the proposal regarding the authorization of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of its issued and outstanding common stock at a ratio of up to one-for-ten, which ratio will be selected at the sole discretion of our Board at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the reverse stock split being rounded up to the nearest whole share; provided, that our Board may abandon the reverse stock split in its sole discretion, the virtual Meeting was adjourned to December 4, 2020, at 12:00 p.m. EST. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 1.

On November 20, 2020, the Company issued a press release announcing the adjournment of the Meeting. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIKIDO PHARMA INC.

By:	/s/ Anthony Hayes
Name: Title:	Anthony Hayes Chief Executive Officer

Dated: November 20, 2020

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